Exhibit 99.1

Supplemental Information
(Unaudited)

September 30, 2006

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
September 30, 2006

Page
Highlights and Discussion
Reporting Period Highlights – Third Quarter 2006	1
Forward-Looking Statements	3

Financial Statements
Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Quarterly Consolidated Statements of Operations	7
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	8
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	9

Selected Financial Analyses
Quarterly Equity Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule – September 30, 2006	15

Portfolio Summary
Property Summary by Region – September 30, 2006 – Wholly Owned Properties	16
Property Summary by Region – September 30, 2006 – Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2006	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly Office Renewal Analysis for Wholly Owned Properties as of September 30, 2006	29
Year to Date Wholly Owned Acquisition Summary as of September 30, 2006	30
Year to Date Wholly Owned Disposition Summary as of September 30, 2006	31
Development Summary as of September 30, 2006	32
Year to Date Development Placed into Service as of September 30, 2006	34
Land Inventory as of September 30, 2006	35
Joint Venture Summary as of September 30, 2006	36
Reconciliations of Non GAAP Measurements	37

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 37.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights – Third Quarter 2006

Financial Results

•      Reported Net Income Available to Common Shareholders of $14,451,000, or $.33 per diluted share, for the third quarter of 2006 as compared to $6,936,000, or $.18 per diluted share, for the comparable 2005 period.  Included in third quarter 2006 net income is $12.7 million of gain on sale of real estate, net of minority interests.  Also included is an accounting charge of $1.8 million, or $.04 per share, for the write-off of initial offering costs related to the Series E preferred share redemption.

•      Reported FFO – diluted of $24,329,000, or $.46 per share/unit, for the third quarter of 2006 as compared to $22,127,000, or $.47 per share/unit, for the comparable 2005 period, representing a decrease of 2.1% per share/unit.  Included in our FFO - diluted is a $1.8 million accounting charge associated with the Series E preferred share redemption.  Without this accounting charge, our FFO – diluted, as adjusted, would have been $.50 per share, representing an increase of 6.4%.

•      Reported AFFO – diluted of $19,173,000 for the third quarter of 2006 as compared to $15,892,000 for the comparable 2005 period, representing an increase of 20.6%.

•      Our FFO payout ratio was 65.4% for the third quarter of 2006 as compared to 60.6% for the comparable 2005 period.  Our AFFO payout ratio was 83.0% for the third quarter of 2006 as compared to 84.4% for the comparable 2005 period.

Financing Activity and Capital Transactions

•      On July 3, 2006, we exercised our right to increase our borrowing capacity under our unsecured line of credit from $400.0 million to $500.0 million.  We simultaneously repaid $60.2 million on two fixed rate loans with a weighted average interest rate of 7.80%.

•      On July 15, 2006, we redeemed all of our 1,150,000 outstanding 10.25% Series E Cumulative Redeemable Preferred Shares at a price of $25.00 per share, or $28,750,000, and recognized a $1.8 million accounting charge to net income available to common shareholders related to original issuance costs. The accounting charge reduced our earnings per share for the quarter ended September 30, 2006 by ($.04) and our FFO-diluted for the same period by ($.04) per share.

•      On July 20, 2006, we issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share par value and an annual dividend of 7.625%, generating net proceeds of $82.1 million after payment of the underwriters’ discount, but before offering expenses.  We used the proceeds from this offering to repay borrowings under our unsecured revolving credit facility.

•      On September 18, 2006, we issued $200,000,000 of 3.5% fixed rate, exchangeable senior notes which mature in September 2026.  The notes are senior unsecured obligations of our operating partnership (COPLP), which are fully guaranteed on a senior unsecured basis by COPT.  The notes may be exchanged at any time on or after September 20, 2011, and prior to that, only upon the occurrence of specific events.  We used the net proceeds to repay $134.0 million of borrowings outstanding under our $500.0 million unsecured revolving credit facility, $52.5 million of variable rate debt and retained $9.4 million for general corporate purposes.   In October, we borrowed under our unsecured revolving credit facility and repaid an additional $56.6 million of variable rate debt.

•      In September 2006, we increased our quarterly dividend by 10.7% to $.31 per share from $.28 per share.

•      During the third quarter we recognized a write-off of $217,000 in unamortized loan fees from early extinguishment of debt.

•      As of September 30, 2006, our ratio of debt to market capitalization was 35.7%, and our ratio of debt to undepreciated book value of real estate assets was 59.8%.  We achieved an EBITDA interest coverage ratio of 3.60x and an EBITDA fixed charge coverage ratio of 2.89x for this quarter.

Dispositions

•      On July 26, 2006, we simultaneously sold a wholly owned property containing 101,263 rentable square feet for $15.8 million and an adjacent property containing 157,394 rentable square feet for $27.0 million in which we owned a 20% interest.  Both properties are located in our Northern/Central New Jersey market.

•      On August 9, 2006, we sold an office building containing 107,348 square feet in Hunt Valley, Maryland for $13.8 million.  We expect to use the proceeds from this sale for a future IRC section 1031 like-kind exchange.

•      On September 28, 2006, we sold an office building containing 104,203 square feet in Baltimore City, Maryland for $20.3 million.  We expect to use the proceeds from this sale for a future IRC section 1031 like-kind exchange.

•      We recognized aggregate gains of $12.7 million, net of minority interests, from the sale of the above properties, including $7.1 million of gain, net of minority interests, related to the sale of the Baltimore City, Maryland property.

Development

•      During the third quarter, we placed into service the 50,000 square foot development property located at 745 Space Center Drive (known as Patriot Park View).  This building is 100% leased to a large, creditworthy tenant.

Operations

•      Our wholly owned portfolio was 93.98% occupied and 95.26% leased, as of September 30, 2006.  Our entire portfolio was 93.73% occupied and 94.95% leased, as of September 30, 2006.

•      Our same office property cash NOI for the quarter ended September 30, 2006 increased by 0.6%, or $231,000, as compared to the quarter ended September 30, 2005.  Our same office portfolio consists of 120 properties and represents 73.7% of our wholly owned portfolio, as of September 30, 2006.

•      Weighted average lease term of our wholly owned portfolio is 4.9 years, as of September 30, 2006, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.74 per square foot.

•      We renewed 239,266 square feet, or 60.73%, of our expiring office leases (based upon square footage) with an average committed cost of $3.53 per square foot during the third quarter.  For our renewed space only, we realized an increase in total rent of 18.19%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 10.18% in total cash rent.  For our renewed and retenanted space of approximately 553,376 square feet, we realized an increase in total rent of 2.90%, as measured from the GAAP straight-line rent in effect preceding the renewal date.  We incurred an average committed cost of $18.17 per square foot for our renewed and retenanted space in the third quarter.

•      We recognized $1.3 million in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues) in the quarter ended September 30, 2006, as compared to $1.0 million in the quarter ended September 30, 2005.

•      On August 23, 2006, we executed a long-term lease for 81,186 square feet with KSI Services, Inc. at 1751 Pinnacle Drive in the Tysons Corner submarket bringing our Pinnacle Towers project to 96.90% leased.

Subsequent Events

•      On October 5, 2006, we acquired approximately 500 acres of the 591-acre former Fort Ritchie United States Army base located in Cascade, Washington County, Maryland, for $5.0 million.  This price was reduced proportionately for deferral of 91 acres.  This site has an existing portfolio of useable buildings totaling approximately 400,000 square feet and an approved plan for 1.7 million square feet of office space and 673 residential units.

•      On October 15, 2006, we redeemed all of our 1,425,000 outstanding 9.875% Series F Cumulative Redeemable Preferred Shares at a price of $25.00 per share, or $35,625,000, and recognized a $2.1 million accounting charge to net income available to common shareholders related to original issuance costs.  We anticipate that the accounting charge will reduce our earnings per share for the year ending December 31, 2006 by ($.05) and our funds from operations-diluted for that period by ($.04) per share.

•      During the fourth quarter, we placed into service the 125,568 square foot development property at 322 Sentinel Drive (known as 322 NBP).

•      During the fourth quarter, we placed into service the 223,610 square foot development property at 15010 Conference Center Drive (known as WTP II).

•      In October 2006, we executed a long-term lease for the entire 59,763 square foot office building to be built in Aerotech Commerce Park in Colorado Springs, Colorado.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•      our ability to borrow on favorable terms;

•      general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•      adverse changes in the real estate markets including, among other things, increased competition with other companies;

•      risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2005.

Quarterly Selected Financial Summary Data
(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Revenues from Real Estate Operations	$78,136	$71,549	$70,167	$64,948	$61,008

Total Revenues	92,927	85,689	86,476	78,837	90,792

Combined Net Operating Income	53,331	50,680	50,112	46,938	44,339

EBITDA	65,379	47,614	49,301	43,386	45,919

Net Income	20,587	9,116	9,937	10,282	10,589
Preferred Share dividends	(4,307)	(3,653)	(3,654)	(3,654)	(3,653)
Issuance costs associated with redeemed preferred shares	(1,829)	—	—	—	—

Net Income Available to Common Shareholders	$14,451	$5,463	$6,283	$6,628	$6,936

Earnings per diluted share	$0.33	$0.13	$0.15	$0.16	$0.18

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.37	$0.13	$0.15	$0.16	$0.18

Funds From Operations (FFO) - Diluted	$24,329	$25,181	$24,350	$23,804	$22,127
FFO per diluted share	$0.46	$0.49	$0.49	$0.48	$0.47

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.50	$0.49	$0.49	$0.48	$0.47

Adjusted FFO - Diluted	$19,173	$18,946	$18,865	$15,892	$15,892

Payout Ratios:

Earnings Payout	91.8%	217.0%	179.2%	167.0%	158.1%

FFO - Diluted	65.4%	56.4%	56.0%	57.0%	60.6%

AFFO - Diluted	83.0%	75.0%	72.3%	85.3%	84.4%

Total Dividends/Distributions	$20,380	$18,028	$17,453	$17,274	$17,236

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2006			2005
	September 30	June 30	March 31	December 31	September 30
Assets
Investment in real estate:
Land - operational	$334,430	$337,866	$314,550	$314,720	$268,583
Land - development	155,232	158,096	126,738	117,434	127,085
Construction in progress	160,128	152,099	140,607	138,183	147,184
Buildings and improvements	1,611,425	1,613,341	1,501,426	1,491,253	1,315,611
Investment in and advances to unconsolidated real estate joint ventures	—	1,509	1,439	1,451	1,447
Less: accumulated depreciation	(205,529)	(197,395)	(183,920)	(174,935)	(163,381)
Net investment in real estate	2,055,686	2,065,516	1,900,840	1,888,106	1,696,529

Cash and cash equivalents	10,810	5,748	20,169	10,784	17,348
Restricted cash	51,784	21,073	23,793	21,476	15,083
Accounts receivable, net	26,778	15,446	16,729	15,606	12,298
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	39,033	36,638	34,247	32,579	30,222
Deferred charges, net	40,091	34,802	33,731	35,046	31,420
Intangible assets on real estate acquisitions, net	92,061	100,132	85,699	90,984	67,686
Prepaid and other assets	27,684	21,422	21,722	29,255	25,465
Fair value of derivatives	—	833	110	—	—
Furniture, fixtures and equipment, net	10,374	5,887	4,214	4,302	4,024
Total assets	$2,355,922	$2,309,118	$2,142,875	$2,129,759	$1,901,696

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,206,682	$1,433,718	$1,360,638	$1,348,351	$1,124,299
3.5% Exchangeable senior notes	200,000	—	—	—	—
Accounts payable and accrued expenses	55,487	46,040	42,792	41,693	38,795
Rents received in advance and security deposits	20,842	18,124	16,394	14,774	14,191
Deferred revenue associated with acquired operating leases	12,074	13,906	11,721	12,707	8,045
Distributions in excess of investment in unconsolidated real estate joint venture	3,103	3,067	3,010	3,081	2,519
Dividends and distributions payable	19,810	17,450	16,878	16,703	16,665
Fair value of derivatives	473	—	—	—	1,516
Other liabilities	5,526	5,135	5,314	4,727	4,619
Total liabilities	1,523,997	1,537,440	1,456,747	1,442,036	1,210,649

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	107,212	105,452	92,903	95,014	98,433
Other consolidated real estate joint ventures	1,760	1,778	1,190	1,396	1,297
Total minority interests	117,772	116,030	102,893	105,210	108,530

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	90	67	67	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 42,810,978 shares issued as of September 30, 2006)	425	421	400	399	396
Additional paid-in capital	790,525	733,996	655,818	657,339	654,024
Cumulative distributions in excess of net income	(76,046)	(79,062)	(72,670)	(67,697)	(63,256)
Value of unearned restricted common share grants	—	—	—	(7,113)	(7,318)
Accumulated other comprehensive (loss)/gain	(841)	226	(380)	(482)	(1,396)
Total shareholders’ equity	714,153	655,648	583,235	582,513	582,517
Total shareholders’ equity and minority interests	831,925	771,678	686,128	687,723	691,047
Total liabilities and shareholders’ equity	$2,355,922	$2,309,118	$2,142,875	$2,129,759	$1,901,696

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Revenues
Rental revenue	$66,550	$62,344	$61,272	$56,203	$53,182
Tenant recoveries and other real estate operations revenue	11,586	9,205	8,895	8,745	7,826
Construction contract revenues	13,219	12,156	14,544	12,708	28,476
Other service operations revenues	1,572	1,984	1,765	1,181	1,308
Total Revenues	92,927	85,689	86,476	78,837	90,792

Expenses
Property operating	25,430	21,914	21,354	19,313	18,272
Depreciation and amortization associated with real estate operations	21,680	18,189	18,762	15,106	17,522
Construction contract expenses	12,465	11,643	14,026	12,341	28,073
Other service operations expenses	1,495	1,818	1,678	1,254	1,253
General and administrative expenses	4,226	3,706	3,963	3,774	3,318
Total Operating Expenses	65,296	57,270	59,783	51,788	68,438

Operating Income	27,631	28,419	26,693	27,049	22,354
Interest expense	(17,974)	(17,298)	(17,221)	(14,912)	(13,894)
Amortization of deferred financing costs	(736)	(606)	(557)	(729)	(639)

Income from continuing operations before equity in income (loss) of unconsolidated entities, income taxes and minority interests	8,921	10,515	8,915	11,408	7,821
Equity in income (loss) of unconsolidated entities	15	(32)	(23)	(88)	—
Income tax (expense) benefit	(202)	(206)	(215)	265	(263)
Income from continuing operations before minority interests	8,734	10,277	8,677	11,585	7,558
Minority interest in income from continuing operations
Common units in the Operating Partnership	(808)	(1,138)	(893)	(1,454)	(752)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	38	25	33	27	19

Income from continuing operations	7,799	8,999	7,652	9,993	6,660
Income from discontinued operations, net of minority interests	12,191	92	2,175	268	3,870
Income before gain on sales of real estate	19,990	9,091	9,827	10,261	10,530
Gain on sales of real estate, net of minority interests	597	25	110	21	59

Net Income	20,587	9,116	9,937	10,282	10,589
Preferred share dividends	(4,307)	(3,653)	(3,654)	(3,654)	(3,653)
Issuance costs associated with redeemed preferred shares	(1,829)	—	—	—	—

Net Income Available to Common Shareholders	$14,451	$5,463	$6,283	$6,628	$6,936

For EPS Computations:

Numerator for Dilutive EPS	$14,451	$5,463	$6,283	$6,628	$6,936

Denominator:
Weighted Average Common Shares - Basic	42,197	41,510	39,668	39,297	36,913
Dilutive effect of share-based compensation awards	1,649	1,721	1,842	1,678	1,667
Weighted Average Common Shares - Diluted	43,846	43,231	41,510	40,975	38,580

Earnings per diluted share	$0.33	$0.13	$0.15	$0.16	$0.18

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Net Income	$20,587	$9,116	$9,937	$10,282	$10,589
Issuance costs associated with redeemed preferred shares	(1,829)	—	—	—	—
Combined real estate related depreciation and other amortization	21,305	18,490	19,068	15,410	17,848
Depreciation and amortization of unconsolidated real estate entities	362	109	94	182	—
Depreciation and amortization allocable to minority interests in other consol. entities	(36)	(44)	(42)	(29)	(23)
(Gain)/loss on sales of real estate properties, excluding development	(15,262)	6	(2,459)	(14)	(4,360)
Funds From Operations (FFO)	25,127	27,677	26,598	25,831	24,054

Minority interest - common units, gross	3,509	1,157	1,406	1,520	1,726
Preferred share dividends	(4,307)	(3,653)	(3,654)	(3,654)	(3,653)
Funds From Operations (FFO) - Basic	24,329	25,181	24,350	23,697	22,127

Restricted share dividends	—	—	—	107	—
Funds From Operations (FFO) -Diluted	$24,329	$25,181	$24,350	$23,804	$22,127

Straight line rent adjustments	(2,819)	(2,315)	(2,122)	(2,292)	(1,519)
Amortization of deferred market rental revenue	(276)	(495)	(555)	(394)	229
Issuance costs associated with redeemed preferred shares	1,829	—	—	—	—
Recurring capital expenditures	(3,890)	(3,425)	(2,808)	(5,226)	(4,945)
Adjusted Funds From Operations - Diluted	$19,173	$18,946	$18,865	$15,892	$15,892

Preferred dividends - redeemable non-convertible	4,307	3,653	3,654	3,654	3,653
Preferred distributions	165	165	165	165	165
Common distributions	2,643	2,357	2,374	2,386	2,452
Common dividends	13,265	11,853	11,260	11,069	10,966
Total Dividends/Distributions	$20,380	$18,028	$17,453	$17,274	$17,236

Denominator for earnings per share - Diluted	43,846	43,231	41,510	40,975	38,580
Restricted shares	—	—	—	224	—
Common units	8,562	8,465	8,520	8,688	8,758
Denominator for funds from operations per share - Diluted	52,408	51,696	50,030	49,887	47,338

Funds From Operations (FFO) - Diluted	$24,329	$25,181	$24,350	$23,804	$22,127
Issuance costs associated with redeemed Series E Preferred Shares	1,829	n/a	n/a	n/a	n/a
FFO - Diluted, as adjusted for issuance costs associated with redeemed preferred shares	$26,158	$25,181	$24,350	$23,804	$22,127

Numerator for Dilutive EPS Computation	$14,451	$5,463	$6,283	$6,628	$6,936
Issuance costs associated with redeemed Series E Preferred Shares	1,829	n/a	n/a	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$16,280	$5,463	$6,283	$6,628	$6,936

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.37	$0.13	$0.15	$0.16	$0.18

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Net Income	$20,587	$9,116	$9,937	$10,282	$10,589
Combined interest expense	18,184	17,636	17,715	15,374	14,496
Amortization of deferred financing costs	864	609	559	732	641
Income tax expense (benefit), gross	202	206	215	(264)	294
Depreciation of furniture, fixtures and equipment	601	260	269	194	179
Combined real estate related depreciation and other amortization	21,305	18,490	19,068	15,410	17,848
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(38)	(25)	(33)	(27)	(19)
Minority interest - common units, gross	3,509	1,157	1,406	1,520	1,726
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$65,379	$47,614	$49,301	$43,386	$45,919
Addback:
General and administrative	4,226	3,706	3,963	3,774	3,318
(Income) from service operations	(831)	(679)	(605)	(294)	(458)
(Gain)/loss on sales of depreciated real estate properties	(15,262)	6	(2,459)	(14)	(4,360)
Merchant sales and real estate services	(166)	1	(111)	(2)	(80)
Equity in (income)/loss of unconsolidated entities	(15)	32	23	88	—
Combined Net Operating Income (NOI)	$53,331	$50,680	$50,112	$46,938	$44,339

Discontinued Operations:
Revenues from real estate operations	$922	$1,529	$2,012	$2,076	$2,659
Property operating expenses	(297)	(484)	(713)	(773)	(1,056)
Depreciation and amortization	(226)	(561)	(575)	(498)	(505)
Amortization of deferred financing costs	(128)	(3)	(2)	(3)	(2)
Interest	(210)	(338)	(494)	(462)	(602)
Gain/(loss) on sales of real estate	14,699	(32)	2,435	(11)	4,335
Income from discontinued operations	14,760	111	2,663	329	4,829
Minority interests in discontinued operations	(2,569)	(19)	(488)	(61)	(959)
Income from discontinued operations, net of minority interests	$12,191	$92	$2,175	$268	$3,870

Gain on sales of real estate, net, per statements of operations	$597	$25	$110	$21	$59
Add income taxes and minority interest	132	—	25	6	46
Gain/(loss) on sales of real estate from discontinued operations	14,699	(32)	2,435	(11)	4,335
Combined gain/(loss) on sales of real estate	15,248	(7)	2,570	16	4,440
Merchant sales and real estate services	(166)	1	(111)	(2)	(80)
Gain/(loss) on sales of depreciated real estate properties	$15,262	$(6)	$2,459	$14	$4,360

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2006			2005
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares	42,811	42,374	40,244	39,927	39,558
Common Units	8,525	8,595	8,480	8,523	8,765
Total	51,336	50,969	48,724	48,450	48,323
End of Quarter Common Share Price	$44.76	$42.08	$45.74	$35.54	$34.95
Market Value of Common Shares/Units	$2,297,799	$2,144,776	$2,228,636	$1,721,913	$1,688,889

Common Shares Trading Volume
Average Daily Volume (Shares)	338	284	189	172	164
Average Daily Volume (Dollars in thousands)	$15,199.34	$11,606.66	$7,838.86	$6,026.90	$5,391.59
As a Percentage of Weighted Average Common Shares	0.8%	0.7%	0.5%	0.4%	0.4%

Common Share Price Range
Quarterly High	$47.54	$45.74	$46.12	$37.15	$35.68
Quarterly Low	$40.65	$37.32	$34.91	$32.50	$29.27
Quarterly Average	$44.92	$40.83	$41.41	$35.13	$32.98

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding (1)	—	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding (2)	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding (3)	3,390	—	—	—	—
Total Nonconvertible Preferred Equity	9,015	6,775	6,775	6,775	6,775
Total Convertible Preferred Equity	352	352	352	352	352
Total Preferred Equity	9,367	7,127	7,127	7,127	7,127
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$234,175	$178,175	$178,175	$178,175	$178,175

Weighted Average Shares:
Common Shares Outstanding	42,197	41,510	39,668	39,297	36,913
Dilutive effect of share-based compensation awards	1,649	1,721	1,842	1,902	1,667
Common Units	8,562	8,465	8,520	8,688	8,758
Denominator for funds from operations per share - diluted	52,408	51,696	50,030	49,887	47,338

Capitalization
Recorded Book Value of Preferred Shares	$234,175	$178,175	$178,175	$178,175	$178,175
Market Value of Common Shares/Units	2,297,799	2,144,776	2,228,636	1,721,913	1,688,889
Total Equity Market Capitalization	$2,531,974	$2,322,951	$2,406,811	$1,900,088	$1,867,064

Total Debt	$1,406,682	$1,433,718	$1,360,638	$1,348,351	$1,124,299

Total Market Capitalization	$3,938,656	$3,756,669	$3,767,449	$3,248,439	$2,991,363

Debt to Total Market Capitalization	35.7%	38.2%	36.1%	41.5%	37.6%
Debt to Total Assets	59.7%	62.1%	63.5%	63.3%	59.1%
Debt to Undepreciated Book Value of Real Estate Assets	59.8%	60.7%	62.7%	62.6%	58.3%

(1)  We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000 or $25.00 per share par value.

(2)  We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for 35,625,000 or $25.00 per share par value.

(3)  We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share par value on July 20, 2006.

Quarterly Debt Analysis

(Dollars in thousands)

	2006						2005
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$913,354		$1,030,648		$997,410		$1,005,113		$787,684
Construction Loans	93,328		100,070		84,228		70,238		97,615
Unsecured Revolving Credit Facility	200,000		303,000		279,000		273,000		239,000
Exchangeable Senior Notes (1)	200,000		—		—		—		—
	$1,406,682		$1,433,718		$1,360,638		$1,348,351		$1,124,299

Average Outstanding Balance
Mortgage Loans	$951,798		$994,927		$998,726		$862,700		$777,209
Construction Loans	103,538		86,257		76,799		96,793		83,608
Unsecured Revolving Credit Facility	324,236		247,678		284,171		239,537		352,022
Exchangeable Senior Notes (1)	28,261		—		—		—		—
	$1,407,833		$1,328,862		$1,359,696		$1,199,030		$1,212,839

Interest Rate Structure
Fixed-Mortgage Loans	$878,854		$947,848		$914,610		$922,313		$710,484
Fixed-Exchangeable Senior Notes (1)	200,000		—		—		—		—
Variable	227,828		385,870		396,028		426,038		340,415
Variable Subject to Interest Rate Protection (2) (3) (4)	100,000		100,000		50,000		—		73,400
	$1,406,682		$1,433,718		$1,360,638		$1,348,351		$1,124,299

% of Fixed Rate Loans (5)	83.80%		73.09%		70.89%		68.40%		69.72%
% of Variable Rate Loans (2) (3) (4)	16.20%		26.91%		29.11%		31.60%		30.28%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	6.24%		6.30%		6.24%		6.25%		6.23%
Unsecured Revolving Credit Facility	6.83%		6.23%		5.85%		5.09%		4.83%
Exchangeable Senior Notes (1)	3.50%		n/a		n/a		n/a		n/a
Total Weighted Average	6.35%		6.28%		6.13%		5.97%		5.76%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	2.95	x	2.87	x	2.83	x	3.05	x	3.06	x
Interest Coverage - EBITDA	3.60	x	2.70	x	2.78	x	2.82	x	3.17	x
Debt Service Coverage - Combined NOI	2.42	x	2.33	x	1.98	x	2.45	x	2.43	x
Debt Service Coverage - EBITDA	2.97	x	2.19	x	1.95	x	2.26	x	2.52	x
Fixed Charge Coverage - Combined NOI	2.35	x	2.36	x	2.33	x	2.45	x	2.42	x
Fixed Charge Coverage - EBITDA	2.89	x	2.22	x	2.29	x	2.26	x	2.51	x

(1)   On September 18, 2006, we issued $200.0 million in exchangeable senior notes. The notes bear interest at a fixed interest rate of 3.5%, with interest payable semi-annually beginning March 15, 2007, and mature in September 2026.

(2)   On April 7, 2005, we entered into a $73.4 million notional amount forward swap at a fixed rate of 5.0244% which commenced in July 2005. We terminated this forward swap in October 2005 and paid $603,000.

(3)   On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.

(4)   On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.

(5)   Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	26.04%	12.47%	13.77%	15.34%	16.63%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	67.46%	69.35%	69.43%	70.03%	69.64%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	82.70%	65.16%	68.30%	64.73%	72.12%

G&A as a % of Net Income (G&A / Net Income)	20.53%	40.65%	39.88%	36.70%	31.33%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	5.35%	5.07%	5.49%	5.63%	5.21%

G&A as a % of EBITDA (G&A / EBITDA)	6.46%	7.78%	8.04%	8.70%	7.23%

Recurring Capital Expenditures	$3,890	$3,425	$2,808	$5,226	$4,945
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.26	$0.24	$0.21	$0.41	$0.41
Recurring Capital Expenditures as a % of NOI (Combined NOI)	7.29%	6.76%	5.60%	11.13%	11.15%

Quarterly Dividend Analysis

	2006						2005
	September 30		June 30		March 31		December 31		September 30
Common Share Dividends
Dividends per share/unit	$0.310		$0.280		$0.280		$0.280		$0.280
Increase over prior quarter	10.7%		0.0%		0.0%		0.0%		9.8%

Common Dividend Payout Ratios
Payout - Earnings	91.8%		217.0%		179.2%		167.0%		158.1%

Payout - FFO - Diluted	65.4%		56.4%		56.0%		57.0%		60.6%

Payout - AFFO - Diluted	83.0%		75.0%		72.3%		85.3%		84.4%

Dividend Coverage - FFO - Diluted	1.53	x	1.77	x	1.79	x	1.76	x	1.65	x

Dividend Coverage - AFFO - Diluted	1.21	x	1.33	x	1.38	x	1.17	x	1.18	x

Common Dividend Yields
Dividend Yield	2.77%		2.66%		2.45%		3.15%		3.20%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series E Preferred Share Dividends (1)
Preferred Share Dividends Per Share	n/a		$0.64063		$0.64063		$0.64063		$0.64063
Preferred Share Dividend Yield	n/a		10.250%		10.250%		10.250%		10.250%
Quarter End Recorded Book Value	n/a		$25.00		$25.00		$25.00		$25.00

Series F Preferred Share Dividends (2)
Preferred Share Dividends Per Share	$0.61719		$0.61719		$0.61719		$0.61719		$0.61719
Preferred Share Dividend Yield	9.875%		9.875%		9.875%		9.875%		9.875%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series J Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.47656		n/a		n/a		n/a		n/a
Preferred Share Dividend Yield	7.625%		n/a		n/a		n/a		n/a
Quarter End Recorded Book Value	$25.00		n/a		n/a		n/a		n/a

(1)   We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000 or $25.00 per share par value and paid a prorated dividend of $0.09965 for the third quarter of 2006.

(2)   We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000 or $25.00 per share par value.

(3)   We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share par value on July 20, 2006 and paid a prorated dividend of $0.45009 on October 15, 2006.

Investor Composition and Analyst Coverage

(as of September 30, 2006)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	779,145	7,363,603	—	8,142,748	15.81%
Institutional Ownership	41,216,710	—	—	41,216,710	80.01%
Other / Retail	815,123	1,161,555	176,000	2,152,678	4.18%
	42,810,978	8,525,158	176,000	51,512,136	100.00%

	September 30,	June 30,	March 31,	December 31,	September 30,
RESEARCH COVERAGE	2006	2006	2006	2005	2005

A. G. Edwards	x	x	x	x	x
BMO Capital Markets	x	x	x	x	x
Credit Suisse First Boston	n/a	n/a	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	n/a	n/a	n/a
Legg Mason Wood Walker, Inc.	n/a	n/a	n/a	n/a	x
KeyBanc Capital Markets	n/a	n/a	n/a	x	x
RBC Capital Markets	x	x	n/a	n/a	n/a
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of June 30, 2006 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  September 30, 2006

(Dollars in thousands)

		Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2006		$3,584	$—	$165	$870	$—	$4,619
2007		14,035	61,083	4,375	59,428	—	138,921
2008		12,274	142,903	739	71,096	200,000	427,012
2009		8,768	52,228	795	—	—	61,791
2010	(3)	8,198	52,177	272	12,481	—	73,128
2011		6,349	102,264	241	—	—	108,854
2012		4,799	36,123	260	—	—	41,182
2013		1,689	129,886	282	—	—	131,857
2014	(4)	160	4,262	305	—	—	4,727
2015		153	103,000	329	—	—	103,482
2016		165	108,543	356	—	—	109,064
2017		177	—	385	—	—	562
2018		—	193	417	—	—	610
2019		—	—	373	39	—	412
		$60,351	$792,662	$9,294	$143,914	$200,000	$1,206,221

			Net premium to adjust to fair value of debt				461
			Mortgage and Other Loans Payable				$1,206,682

			Exchangeable Senior Notes (5)				$200,000

			Total Debt				$1,406,682

Notes:

(1)

Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)	We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)	We assumed that our $9.5 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)

We assumed that our $4.9 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty. The above table includes the $4.3 million amount due on maturity in 2014.

(5)	Exchangeable Senior Notes expire in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - September 30, 2006

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
	302 Sentinel Drive (302 NBP)	BWI Airport	NBP		M		157,146
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	125,610	31,536
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,760
	322 Sentinel Drive (322 NBP)	BWI Airport	NBP		M		125,568
6	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
7	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
8	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
9	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
10	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
11	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
12	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
13	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
14	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
15	141 National Business Parkway	BWI Airport	NBP	1990	M	87,247
16	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
17	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						1,975,173	440,010

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,406
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,802
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
	940 Elkridge Landing Road	BWI Airport	APS	1984	M		55,063
						1,630,073	55,063

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,972
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,642	—

52	Subtotal (continued on next page)					4,090,888	495,073

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

52	Subtotal (continued from prior page)					4,090,888	495,073

	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		S		23,500

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006	M	53,057	71,943
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
8	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005	M	65,700	20,332
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,131,710	92,275

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	37,034
4	7175 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1996	S	26,500
5	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
6	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						297,530	—

86	Total Baltimore/Washington Corridor					6,825,128	610,848

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311
3	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803
4	15 West Gude Drive	Rockville		1986	M	113,114
5	45 West Gude Drive	Rockville		1987	M	108,588

	Total Suburban Maryland					704,770	—

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005	M	14,378	46,622
						75,534	46,622

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

18	Total St. Mary’s & King George Counties					779,059	46,622

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		223,610
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,407	223,610

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,597
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,325	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

13	Total Northern Virginia					2,242,503	223,610

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Virginia

	Meadowville Road (1)	Richmond Southwest	Meadowville Tech Park		M		193,000
	Total Virginia					—	193,000

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
2	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						32,331	—

6	Total Northern/Central New Jersey					417,314	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982 / 1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
2	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	50,000
3	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						185,907	—

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
2	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983	M		60,000
						113,170	60,000

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,788
						324,442	—

11	Total Colorado Springs					766,911	60,000

The S or M notation indicates single story or multi-story building, respectively.

(1) The lease provides for conveyance of the land parcel.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	211,931
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,417
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						598,390	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	180,374
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						424,877	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	29,457
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,701
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	10,945
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						401,756	—

23	Total Suburban Baltimore					1,425,023	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

168	TOTAL PORTFOLIO					14,590,051	1,134,080

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2006

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	1362 Mellon Road (Lot 6B)	BWI Airport	Baltimore Commons	2006	M		44,134
	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	S		471,587
	Total Baltimore/Washington Corridor					—	515,721

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	61,706
	Total Northern Virginia					78,171	61,706

2	Total Consolidated Joint Venture Properties					134,037	577,427

18	TOTAL PORTFOLIO					805,796	577,427

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /		Northern /				St. Mary’s &
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Colorado	San	Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Springs	Antonio	Portfolio

September 30, 2006

Number of Buildings	86	13	6	4	5	23	18	11	2	168
Rentable Square Feet	6,825,128	2,242,503	417,314	960,349	704,770	1,425,023	779,059	766,911	468,994	14,590,051
Occupied %	95.03%	95.89%	97.18%	100.00%	82.18%	84.73%	96.80%	91.20%	100.00%	93.98%
Leased %	95.65%	99.30%	97.18%	100.00%	82.18%	88.59%	96.80%	92.96%	100.00%	95.26%

June 30, 2006

Number of Buildings	85	13	8	4	5	25	18	10	2	170
Rentable Square Feet	6,740,423	2,242,503	538,045	960,349	704,489	1,636,354	779,059	717,018	468,994	14,787,234
Occupied %	95.52%	94.14%	94.88%	100.00%	82.01%	85.21%	96.74%	87.35%	100.00%	93.61%
Leased %	96.22%	94.59%	95.12%	100.00%	91.11%	88.34%	97.20%	90.85%	100.00%	94.97%

March 31, 2006

Number of Buildings	83	13	8	4	5	25	18	5	2	163
Rentable Square Feet	6,035,901	2,242,503	538,045	960,349	704,489	1,632,261	771,852	316,577	468,994	13,670,971
Occupied %	95.15%	92.87%	95.75%	100.00%	80.01%	86.51%	96.80%	83.12%	100.00%	93.31%
Leased %	95.69%	94.14%	95.98%	100.00%	89.03%	87.61%	97.53%	83.12%	100.00%	94.40%

December 31, 2005

Number of Buildings	82	13	9	4	7	25	18	5	2	165
Rentable Square Feet	5,873,489	2,242,999	595,325	960,349	846,272	1,632,261	771,852	316,577	468,994	13,708,118
Occupied %	96.21%	96.36%	96.40%	100.00%	79.83%	84.74%	95.41%	85.81%	100.00%	93.97%
Leased %	96.35%	98.49%	96.40%	100.00%	85.67%	89.04%	97.53%	85.81%	100.00%	95.37%

September 30, 2005

Number of Buildings	80	13	9	4	6	4	17	3	n/a	136
Rentable Square Feet	5,672,582	2,243,561	593,671	960,349	728,469	525,395	764,959	203,407	n/a	11,692,393
Occupied %	95.82%	94.90%	96.88%	100.00%	80.24%	86.90%	95.17%	95.46%	0.00%	94.62%
Leased %	96.70%	97.57%	96.88%	100.00%	80.24%	92.05%	95.33%	95.46%	0.00%	95.80%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated		Consolidated

	Northern /
	Central	Greater	Suburban	Northern	Total
	New Jersey	Harrisburg	Maryland	Virginia	Portfolio

September 30, 2006

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,759	55,866	78,171	805,796
Occupied %	0.00%	91.46%	47.95%	100.00%	89.27%
Leased %	0.00%	91.46%	47.95%	100.00%	89.27%

June 30, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	86.85%	89.90%	47.95%	100.00%	87.79%
Leased %	86.85%	90.07%	47.95%	100.00%	87.91%

March 31, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	81.57%	89.35%	47.95%	100.00%	86.54%
Leased %	88.91%	89.35%	47.95%	100.00%	87.74%

December 31, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	80.89%	89.35%	47.95%	0.00%	85.23%
Leased %	86.85%	89.35%	47.95%	0.00%	86.29%

September 30, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	78.49%	87.54%	47.95%	0.00%	83.43%
Leased %	80.72%	87.79%	47.95%	0.00%	84.01%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of September 30, 2006

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	168	14,590,051	93.98%	95.26%
Add: Consolidated Joint Venture Properties	2	134,037	78.30%	78.30%
Subtotal	170	14,724,088	93.83%	95.11%
Add: Unconsolidated Joint Venture Properties	16	671,759	91.46%	91.46%
Entire Portfolio	186	15,395,847	93.73%	94.95%

Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2006 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Rental Revenue	Lease Term (4)

United States of America	(5)	44	2,060,177	15.0%	$43,702	15.4%	6.5
Booz Allen Hamilton, Inc.		9	680,815	5.0%	17,533	6.2%	7.2
Northrop Grumman Corporation		15	538,967	3.9%	12,308	4.3%	2.0
Computer Sciences Corporation	(6)	4	454,645	3.3%	11,076	3.9%	4.7
L-3 Communications Holdings, Inc.	(6)	5	239,153	1.7%	8,906	3.1%	6.9
Unisys Corporation	(7)	4	760,145	5.5%	8,665	3.0%	3.0
AT&T Corporation	(6)	9	361,451	2.6%	7,733	2.7%	2.3
General Dynamics Corporation		9	278,239	2.0%	7,037	2.5%	3.2
The Aerospace Corporation		2	221,785	1.6%	6,207	2.2%	8.2
Wachovia Corporation		5	188,994	1.4%	6,118	2.2%	11.7
The Boeing Company	(6)	4	143,480	1.0%	3,962	1.4%	2.8
Ciena Corporation		3	221,609	1.6%	3,558	1.3%	4.0
Science Applications International Corp.		12	170,839	1.2%	3,189	1.1%	0.5
VeriSign, Inc.	(8)	1	99,121	0.7%	3,144	1.1%	0.0
Magellan Health Services, Inc.		2	142,199	1.0%	2,910	1.0%	4.8
Lockheed Martin Corporation		6	160,577	1.2%	2,860	1.0%	2.7
BAE Systems PLC	(6)	7	212,339	1.5%	2,788	1.0%	4.1
Merck & Co., Inc. (Unisys)	(7)	1	219,065	1.6%	2,466	0.9%	2.8
Wyle Laboratories, Inc.		4	174,792	1.3%	2,399	0.8%	5.8
Harris Corporation		4	84,040	0.6%	2,271	0.8%	3.8

Subtotal Top 20 Office Tenants		150	7,412,432	54.1%	158,833	55.8%	5.2
All remaining tenants		490	6,298,660	45.9%	125,585	44.2%	4.5
Total/Weighted Average		640	13,711,092	100.0%	$284,419	100.0%	4.9

(1)  Table excludes owner occupied leasing activity which represents 136,951 square feet with a weighted average remaining lease term of  6.3 as of September 30, 2006.

(2)  Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)  Order of tenants is based on Annualized Rent.

(4)  The weighting of the lease term was computed using Total Rental Revenue.

(5)  Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)  Includes affiliated organizations or agencies.

(7)  Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet in our Greater Philadelphia region.

(8)  This tenant will be vacating in the fourth quarter of 2006; however, its entire square footage has already been retenanted to our second-largest tenant, Booz Allen Hamilton, Inc.

Combined Real Estate Revenue by Geographic Region by Quarter
(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$38,347	$34,797	$34,393	$34,282	$30,771
Northern Virginia	16,746	15,796	15,573	15,979	15,473
Northern/Central New Jersey	2,317	2,386	2,893	2,868	3,862
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	—	—	(6)	(3)	2,197
St. Mary’s and King George Counties	2,979	3,037	2,988	3,141	2,900
Suburban Maryland	4,114	3,785	3,553	3,614	3,354
Suburban Baltimore	7,569	7,230	7,357	3,025	2,720
San Antonio	1,787	1,797	1,810	1,814	—
Colorado Springs	3,158	1,963	1,289	983	23
Subtotal	79,523	73,297	72,356	68,209	63,806
Eliminations / other	(465)	(219)	(177)	(1,185)	(139)

Combined Real Estate Revenues	$79,058	$73,078	$72,129	$67,024	$63,667

Combined Net Operating Income by Geographic Region by Quarter
(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$25,745	$24,662	$24,024	$24,108	$21,524
Northern Virginia	11,179	9,992	10,083	10,634	10,266
Northern/Central New Jersey	1,449	1,563	1,908	1,780	2,244
Greater Philadelphia	2,464	2,465	2,466	2,466	2,464
Greater Harrisburg	—	(1)	44	(32)	1,425
St. Mary’s and King George Counties	2,123	2,333	2,297	2,422	2,186
Suburban Maryland	2,516	2,520	2,236	2,220	2,120
Suburban Baltimore	4,480	4,298	4,517	1,878	1,641
San Antonio	1,477	1,478	1,477	1,479	—
Colorado Springs	1,949	1,347	798	613	(14)
Subtotal	53,382	50,657	49,850	47,568	43,856
Eliminations / other	(51)	23	262	(630)	483

Combined NOI	$53,331	$50,680	$50,112	$46,938	$44,339

Same Office Property Cash Net Operating Income by Quarter
(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$19,535	$20,496	$20,334	$21,263	$19,981
Northern Virginia	10,385	8,954	9,079	9,635	9,709
Northern/Central New Jersey	1,246	1,135	1,322	1,114	1,465
Greater Philadelphia	2,633	2,580	2,581	2,580	2,578
Suburban Maryland	2,010	2,001	1,784	1,612	1,744
St. Mary’s and King George Counties	2,113	2,337	2,298	2,389	2,148
Suburban Baltimore	1,204	1,233	1,159	1,086	1,270

Total Office Properties	$39,126	$38,736	$38,557	$39,679	$38,895

Same Office Property GAAP Net Operating Income by Quarter
(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$20,046	$20,703	$20,614	$21,851	$20,807
Northern Virginia	10,895	9,619	9,837	10,552	9,895
Northern/Central New Jersey	1,348	1,237	1,423	1,229	1,411
Greater Philadelphia	2,468	2,467	2,468	2,467	2,465
Suburban Maryland	2,197	2,329	1,924	1,748	1,895
St. Mary’s and King George Counties	2,099	2,324	2,288	2,411	2,186
Suburban Baltimore	1,277	1,286	1,216	1,138	1,324

Total Office Properties	$40,330	$39,965	$39,770	$41,396	$39,983

(1)    Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore /		Northern /				St.Mary’s and
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Office

3rd Quarter 2006 Average

Number of Buildings	72	13	6	4	5	3	17	120
Rentable Square Feet	5,301,893	2,242,503	417,314	960,349	642,833	424,877	764,681	10,754,450
Percent Occupied	94.49%	95.28%	97.18%	100.00%	82.91%	93.36%	96.43%	94.65%

2nd Quarter 2006 Average

Number of Buildings	72	13	6	4	5	3	17	120
Rentable Square Feet	5,301,809	2,242,503	417,314	960,349	642,552	424,877	764,681	10,754,085
Percent Occupied	95.05%	94.14%	98.82%	100.00%	81.98%	90.04%	96.93%	94.60%

1st Quarter 2006 Average

Number of Buildings	72	13	6	4	5	3	17	120
Rentable Square Feet	5,301,817	2,242,668	417,314	960,349	642,552	421,192	764,681	10,750,573
Percent Occupied	95.02%	95.55%	100.00%	100.00%	81.25%	89.25%	97.01%	94.86%

4th Quarter 2005 Average

Number of Buildings	72	13	6	4	5	3	17	120
Rentable Square Feet	5,301,951	2,242,999	417,314	960,349	642,552	421,192	764,681	10,751,038
Percent Occupied	96.19%	95.86%	100.00%	100.00%	79.78%	84.80%	95.37%	95.12%

3rd Quarter 2005 Average

Number of Buildings	72	13	6	4	5	3	17	120
Rentable Square Feet	5,302,490	2,243,713	416,514	960,349	642,552	421,192	764,959	10,751,769
Percent Occupied	95.84%	94.74%	72.79%	100.00%	78.69%	87.79%	95.17%	93.70%

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

				Total		Total
				Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Rental Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000’s)

October - December	31	358,264	2.6%	$9,161	3.2%	$25.57
Total 2006	31	358,264	2.6%	9,161	3.2%	25.57

2007	105	1,562,969	11.4%	33,703	11.8%	21.56
2008	107	1,378,319	10.1%	28,758	10.1%	20.86
2009	127	3,018,007	22.0%	49,692	17.5%	16.47
2010	94	1,753,321	12.8%	39,468	13.9%	22.51
2011	66	1,198,931	8.7%	22,364	7.9%	18.65
2012	23	927,271	6.8%	19,740	6.9%	21.29
2013	17	634,414	4.6%	15,818	5.6%	24.93
2014	14	588,443	4.3%	17,382	6.1%	29.54
2015	22	1,047,477	7.6%	23,330	8.2%	22.27
2016	9	281,093	2.1%	7,167	2.5%	25.50
2017	4	87,202	0.6%	1,762	0.6%	20.20
2018	3	328,944	2.4%	7,680	2.7%	23.35
2019	—	—	0.0%	—	0.0%	—
2020	—	—	0.0%	—	0.0%	—
2021	1	46,748	0.3%	987	0.3%	21.10
2022	—	—	0.0%	—	0.0%	—
2023	—	—	0.0%	—	0.0%	—
2024	—	—	0.0%	—	0.0%	—
2025	2	468,994	3.4%	6,961	2.4%	14.84

Other (3)	15	30,695	0.2%	446	0.2%	14.52

Total / Average	640	13,711,092	100.0%	$284,419	100.0%	$20.74

NOTE:  As of September 30, 2006, the weighted average lease term for the wholly owned properties is 4.9 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of September 30, 2006

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Suburban Maryland	Suburban Baltimore	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended September 30, 2006:

Expiring Square Feet	131,096	45,372	4,421	50,262	84,193	75,719	2,908	393,971
Vacated Square Feet	57,524	13,960	4,421	11,080	64,812	—	2,908	154,705
Renewed Square Feet	73,572	31,412	—	39,182	19,381	75,719	—	239,266
Retention Rate (% based upon square feet)	56.12%	69.23%	0.00%	77.96%	23.02%	100.00%	0.00%	60.73%

Renewed Space Only:
Average Committed Cost per Square Foot	$—	$6.75	$—	$0.93	$30.53	$0.07	$—	$3.53
Weighted Average Lease Term in years	5.0	2.2	—	3.0	7.5	2.1	—	3.6

Change in Total Rent - GAAP	47.49%	5.98%	0.00%	4.80%	7.14%	4.61%	0.00%	18.19%
Change in Total Rent - Cash	37.63%	-2.65%	0.00%	-2.80%	-3.17%	0.80%	0.00%	10.18%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$3.86	$29.66	$—	$0.93	$26.58	$0.07	$—	$18.17
Weighted Average Lease Term in years	4.2	7.4	—	3.0	6.7	2.1	—	5.6

Change in Total Rent - GAAP	38.16%	-4.93%	0.00%	4.80%	-0.05%	4.61%	0.00%	2.90%
Change in Total Rent - Cash	29.67%	-10.86%	0.00%	-2.80%	-8.43%	0.80%	0.00%	-3.36%

Notes:      No renewal or retenanting activity transpired in our Greater Philadelphia or San Antonio, Texas regions. Activity is exclusive of owner occupied space and leases with less than a one year term. Expiring square feet includes early renewals and excludes early terminations.

Year to Date Wholly Owned Acquisition Summary as of September 30, 2006 (1)
(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

9965 Federal Drive (3)	I-25 North Corridor	1/19/2006	60,000	0.0%	$2,134	$2,136

5725 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	108,976	100.0%	15,360	14,618

5755 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	105,895	67.0%	12,756	12,143

5775 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	109,678	100.0%	15,496	14,747

1915 Aerotech Drive	Colorado Springs East	6/8/2006	37,946	26.4%	4,021	4,181

1925 Aerotech Drive	Colorado Springs East	6/8/2006	37,946	100.0%	4,529	4,197

7125 Columbia Gateway Drive (3)	Howard Co. Perimeter	6/29/2006	611,379	94.2%	74,639	74,168

Total			1,071,820		$128,935	$126,190

(1)  Excludes land only acquisitions.

(2)  Initial accounting investment recorded by property.

(3)  Contractual purchase price and investment balances exclude value assigned to development land.

Year to Date Wholly Owned Disposition Summary as of September 30, 2006 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

14502 Greenview Drive	Laurel	2/6/2006	72,449	$8,687

14504 Greenview Drive	Laurel	2/6/2006	69,334	8,313

68 Culver Road	Exit 8A - Cranbury	3/8/2006	57,280	9,700

710 Route 46	Wayne	7/26/2006	101,263	15,750

230 Schilling Circle	Hunt Valley/Rte 83 Corridor	8/9/2006	107,348	13,795

7 Centre Drive	Exit 8A - Cranbury	8/30/2006	19,468	3,000

1615 and 1629 Thames Street	Baltimore City	9/28/2006	104,203	20,300

Total			531,345	$79,545

(1)  Includes operational buildings only.

Development Summary as of September 30, 2006

(Dollars in thousands)

			Wholly
			Owned	Total
			or Joint	Rentable		Anticipated		Outstanding	Anticipated
			Venture	Square	Percentage	Total	Cost	Loan as of	Date of
Property and Location		Submarket	(JV)	Feet	Leased	Cost	to date	9/30/2006	Operations

Under Construction

322 Sentinel Drive (322 NBP) Annapolis Junction, Maryland	(1)	BWI Airport	Owned	125,568	100.00%	$21,293	$18,686	$15,270	4Q 06

15010 Conference Center Drive (WTP II) Chantilly, Virginia	(2)	Dulles South	Owned	223,610	100.00%	46,084	33,405	21,933	4Q 06

46591 Expedition Drive (Expedition 6) Lexington Park, Maryland	(3)	St. Mary’s County	Owned	61,000	35.85%	8,326	7,052	—	1Q 07

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland	(4) (5)	BWI Airport	Owned	157,146	79.93%	26,845	24,016	19,462	1Q 07

6711 Columbia Gateway Drive Columbia, Maryland	(6) (7)	Howard Co. Perimeter	Owned	125,000	69.70%	26,749	23,197	14,131	2Q 07

1362 Mellon Road (Lot 6B) Hanover, Maryland	(8)	BWI Airport	JV	44,134	0.00%	8,590	7,118	4,416	2Q 07

Meadowville Road Richmond, Virginia		Richmond Southwest	Owned	193,000	100.00%	54,000	9,547	—	3Q 07

5522 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	23,500	100.00%	5,403	366	—	3Q 07

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland	(9)	BWI Airport	Owned	125,760	0.00%	23,483	17,912	7,843	1Q 08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	(10)	BWI Airport	Owned	157,146	20.55%	32,169	18,128	6,587	2Q 08

Total Under Construction				1,235,864	67.37%	$252,942	$159,427	$89,642

(1)   Total loan commitment was $19.0 million.  This loan was paid off October 2, 2006.

(2)   Total loan commitment was $32.0 million.  This loan was paid off October 2, 2006.

(3)   Although classified as “Under Construction”, 14,378 square feet are operational.

(4)   Total loan commitment was $25.0 million.  This loan was paid off October 2, 2006.

(5)   Although classified as “Under Construction”, 125,610 square feet are operational.

(6)   Total loan commitment is $19.5 million.

(7)   Although classified as “Under Construction”, 53,057 square feet are operational.

(8)   Total loan commitment is $6.2 million.

(9)   Total loan commitment is $21.0 million.

(10) Total loan commitment is $27.0 million.

			Wholly
			Owned	Total
			or Joint	Rentable		Anticipated		Outstanding	Anticipated
			Venture	Square	Percentage	Total	Cost	Loan as of	Date of
Property and Location		Submarket	(JV)	Feet	Leased	Cost	to date	9/30/2006	Operations

Redevelopment

940 Elkridge Landing Road (AS 7) Linthicum, Maryland	(1)	BWI Airport	Owned	55,063	0.00%	$6,455	$797	$—	2007

9965 Federal Drive Colorado Springs, Colorado		I-25 North Corridor	Owned	60,000	0.00%	6,752	2,769	—	2007

2900 Towerview Road Herndon, Virginia	(2)	Route 28 South	JV	139,877	55.89%	22,228	14,777	—	2007

7468 Candlewood Road Hanover, Maryland		BWI Airport	JV	471,587	0.00%	52,376	20,319	—	2008

Total Redevelopment				726,527	10.76%	$87,811	$38,662	$—

Under Development

Aerotech Commerce Park Colorado Springs, Colorado	(3)	Colorado Springs East	Owned	59,763	0.00%	$11,848	$1,127	$—	2007

5520 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	110,000	0.00%	22,905	155	—	2008

Rockville Corporate Center Rockville, Maryland		Rockville	Owned	110,000	0.00%	24,036	286	—	2008

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	202,400	0.00%	39,251	5,168	—	2008

316 Sentinel Drive (316 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,000	0.00%	25,333	2,781	—	2008

7740 Milestone Parkway Hanover, Maryland		BWI Airport	Under Contract/ JV	151,800	0.00%	35,451	2,368	—	2008

Patriot Park View II Colorado Springs, Colorado		Colorado Springs East	Owned	90,000	0.00%	17,239	1,004	—	2008

6721 Columbia Gateway Drive Columbia, Maryland		Howard Co. Perimeter	Owned	131,550	0.00%	30,847	5,492	—	2008

16444 Commerce Drive Dahlgren, Virginia		King George County	Owned	50,000	0.00%	9,469	549	—	2008

Total Under Development				1,030,513	0.00%	$216,379	$18,930	$—

(1)     940 Elkridge Landing Road’s anticipated total cost excludes $4.8 million of incurred costs for land and building as this property was previously operational.

(2)     Although classified as “Redevelopment”, 78,171 square feet are operational.

(3)     This development property was 100% leased to a single tenant in October 2006.

Year to Date Development Placed into Service as of September 30, 2006

(Dollars in thousands)

				Development	Percentage
		Wholly Owned		Square Feet	of Total Rentable
		or Joint Venture	Total Rentable	Placed into	Square Feet Leased
Property and Location	Submarket	(JV)	Square Feet	Service	or Committed

304 Sentinel Drive (304 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,498	162,498	100.00%

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	157,146	125,610	79.93%

745 Space Center Drive (Patriot Park View) Colorado Springs, Colorado	Colorado Springs East	Owned	50,000	50,000	100.00%

Total			369,644	338,108	91.47%

Land Inventory as of September 30, 2006

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,800
Westfields Corporate Center	Dulles South	owned	—		—	17	377,300
Westfields Corporate Center	Dulles South	owned	—		—	32	674,200
2900 Towerview Road	Route 28 South	JV	4		55,000	—	—
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			4		55,000	73	1,523,300

National Business Park (Phase II)	BWI Airport	owned	—		—	19	627,500
National Business Park (Phase III)	BWI Airport	owned	—		—	178	1,250,000
National Business Park (Phase III)	BWI Airport	option	5		—	—	—
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
Arundel Preserve	BWI Airport	under contract/ JV	56	up to	1,648,000	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
7175 Riverwood	Howard Co. Perimeter	owned	—		—	4	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			61		1,648,000	228	2,367,500

110 Thomas Johnson Drive	Frederick	owned	—		—	6	170,000
Rockville Corporate Center	Rockville	owned	—		—	5	110,000
Total Suburban Maryland			—		—	11	280,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Northern / Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

Interquest	I-25 North Corridor	50% interest	132		935,000	—	—
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	72	860,000
Aerotech Commerce	Colorado Springs East	owned	—		—	7	90,000
Total Colorado Springs			132		935,000	83	980,000

San Antonio	San Antonio	owned	—		—	27	350,000
San Antonio	San Antonio	owned	—		—	31	375,000
Total San Antonio			—		—	58	725,000

TOTAL			197		2,638,000	555	6,850,800

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 32 and 33.

Joint Venture Summary as of September 30, 2006

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 9/30/06	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,866	5 acres	$4,192	$3,685	Yes, up to $4.5 million	Yes

7468 Candlewood Road (1) Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	22,471	—	N/A	Yes

2900 Towerview Road Herndon, Virginia	92.5%	Operating/ Redevelopment	139,877	12 acres	16,740	—	N/A	Yes

1362 Mellon Road (Lot 6B) Hanover, Maryland	50%	Construction	44,134	3 acres	7,118	4,416	Yes, up to $6.2 million	Yes

TOTAL					$50,521	$8,101

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 9/30/06	to COPT	Interest

Harrisburg Portfolio Harrisburg, Pennsylvania	20%	Operating	671,759	$(3,103)	$66,600	No	No

(1)  The 7468 Candlewood Road project consists of 471,587 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30

Total Assets or Denominator for Debt to Total Assets	$2,355,922	$2,309,118	$2,142,875	$2,129,759	$1,901,696
Accumulated depreciation	205,529	197,395	183,920	174,935	163,381
Intangible assets on real estate acquisitions, net	92,061	100,132	85,699	90,984	67,686
Assets other than assets included in investment in real estate	(300,236)	(243,602)	(242,035)	(241,653)	(205,167)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,353,276	$2,363,043	$2,170,459	$2,154,025	$1,927,596

GAAP Revenues from Real Estate Operations	$78,136	$71,549	$70,167	$64,948	$61,008
Revenues from discontinued operations	922	1,529	2,012	2,076	2,659
Other income/(expense)	—	—	—	—	—
Combined Real Estate Revenues	$79,058	$73,078	$72,179	$67,024	$63,667

GAAP Revenues from Real Estate Operations	$78,136	$71,549	$70,167	$64,948	$61,008
Property operating	(25,430)	(21,914)	(21,354)	(19,313)	(18,272)
Revenues from discontinued operations	922	1,529	2,012	2,076	2,659
Property operating from discontinued operations	(297)	(484)	(713)	(773)	(1,056)
Other revenue	—	—	—	—	—
Combined Net Operating Income	$53,331	$50,680	$50,112	$46,938	$44,339

GAAP Net Operating Income for Same Office Properties	$40,330	$39,965	$39,770	$41,396	$39,983
Less: Straight line rent adjustments	(1,330)	(1,098)	(1,020)	(1,399)	(1,355)
Less: Amortization of deferred market rental revenue	126	(131)	(193)	(318)	267
Cash Net Operating Income for Same Office Properties	$39,126	$38,736	$38,557	$39,679	$38,895

Depreciation and amortization	$21,680	$18,189	$18,762	$15,106	$17,522
Depreciation of furniture, fixtures and equipment	(601)	(260)	(269)	(194)	(179)
Depreciation and amortization from discontinued operations	226	561	575	498	505
Combined real estate related depreciation and other amortization	$21,305	$18,490	$19,068	$15,410	$17,848

Total tenant improvements and incentives on operating properties	$4,552	$3,317	$2,873	$6,146	$3,484
Total capital improvements on operating properties	2,276	2,536	3,123	2,944	2,760
Total leasing costs for operating properties	3,416	1,421	946	3,743	3,017
Less: Nonrecurring tenant improvements and incentives on operating properties	(3,340)	(1,752)	(1,281)	(4,872)	(1,199)
Less: Nonrecurring capital improvements on operating properties	(467)	(1,068)	(2,519)	(954)	(1,047)
Less: Nonrecurring leasing costs for operating properties	(2,783)	(1,076)	(358)	(1,969)	(2,070)

Add: Recurring improvements on operating properties held through joint ventures	236	47	24	188	—
Recurring capital expenditures	$3,890	$3,425	$2,808	$5,226	$4,945

Interest expense from continuing operations	$17,974	$17,298	$17,221	$14,912	$13,894
Interest expense from discontinued operations	210	338	494	462	602
Combined interest expense or denominator for interest coverage	$18,184	$17,636	$17,715	$15,374	$14,496
Scheduled principal amortization	3,822	4,101	7,559	3,819	3,750
Denominator for Debt Service Coverage	$22,006	$21,737	$25,274	$19,193	$18,246
Scheduled principal amortization	(3,822)	(4,101)	(7,559)	(3,819)	(3,750)
Preferred dividends - redeemable non-convertible	4,307	3,653	3,654	3,654	3,653
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$22,656	$21,454	$21,534	$19,193	$18,314

Common dividends for Earnings Payout Ratio	$13,265	$11,853	$11,260	$11,069	$10,966
Common distributions	2,643	2,357	2,374	2,386	2,452
Restricted shares	—	—	—	107	—
Dividends and distributions for FFO and AFFO Payout Ratio	$15,908	$14,210	$13,634	$13,562	$13,418

Amortization of deferred financing costs from continuing operations	$736	$606	$557	$729	$639
Amortization of deferred financing costs from discontinued operations	128	3	2	3	2
Combined amortization of deferred financing costs	$864	$609	$559	$732	$641